Exhibit 99.1

Reneo Pharmaceuticals and OnKure Announce Proposed Merger

Merger to create a Nasdaq-listed, clinical-stage biopharmaceutical company focused on advancing OnKure’s portfolio of novel precision medicines in oncology

Combined company is expected to have approximately $120 million of cash resources at close, which is expected to provide funding through multiple clinical milestones and runway into fourth quarter of 2026

IRVINE, Calif., and BOULDER, Colo. May 13, 2024 (GLOBE NEWSWIRE) Reneo Pharmaceuticals, Inc. (Nasdaq: RPHM) and OnKure, Inc., a privately-held, clinical-stage biopharmaceutical company focused on the development of novel precision medicines in oncology, today announced that they have entered into a definitive merger agreement to combine the companies in an all-stock transaction. The combined company will focus on advancing OnKure’s pipeline candidates targeting oncogenic mutations in phosphoinositide 3-kinase alpha (PI3Kα), including its lead program OKI-219, which is currently in a Phase 1 clinical trial for the treatment of solid tumors. Upon completion of the transaction, the combined company is expected to operate under the name OnKure Therapeutics, Inc., and trade on the Nasdaq Global Market under the ticker symbol “OKUR”.

In connection with the transaction, Reneo Pharmaceuticals has entered into a subscription agreement for a $65 million private investment in public equity (PIPE) financing expected to close concurrently with the closing of the merger, with a group of institutional investors, including Acorn Bioventures, Cormorant Asset Management, Deep Track Capital, Perceptive Advisors, Samsara BioCapital, Surveyor Capital (a Citadel company), and Vestal Point Capital. The transactions are subject to stockholder approval by both companies, the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission, a condition that Reneo Pharmaceuticals have at least $55 million in net cash at the closing (excluding proceeds from the concurrent PIPE financing), the continued listing of the combined company on Nasdaq, and satisfaction of other customary closing conditions.

Including proceeds from the concurrent PIPE financing, the combined company is expected to have approximately $120 million of cash, cash equivalents, and short-term investments at closing. The merger and concurrent PIPE financing are expected to close in 2024.

In February 2024, OnKure initiated a first-in-human clinical trial to evaluate OKI-219, a mutant-selective PI3KαH1047R inhibitor. The PIKture-01 trial is a Phase 1 dose-escalation trial designed to evaluate the safety, tolerability, pharmacokinetics, pharmacodynamics, and efficacy of OKI-219 as a monotherapy in patients with advanced solid tumors and in combination with endocrine therapy or HER-2 targeted therapy in patients with advanced breast cancer.

“Following a thorough evaluation of strategic alternatives, the Reneo board of directors and management team believe that this anticipated transaction represents a compelling opportunity to deliver shareholder value as the OnKure team advances their PI3Kα inhibitors,” said Mike Grey, Executive Chairman and founder of Reneo Pharmaceuticals. “OnKure has an experienced team of drug developers, and we are excited about the potential for OKI-219 to become a meaningful treatment option for patients suffering from breast cancer.”

“We are pleased to announce our proposed merger with Reneo Pharmaceuticals, allowing us to create a publicly traded company focused on advancing OnKure’s lead, mutant-specific programs targeting PI3Kα in breast cancer. This opportunity comes at an important time for OnKure as we recently initiated our PIKture-01 trial of OKI-219 and expect early clinical data in the fourth quarter of this year,” said Nicholas Saccomano, President and Chief Executive Officer of OnKure.

About PI3Kα and OKI-219

PI3Kα is the most frequently mutated oncogene in cancers, and PI3KαH1047R is the most common mutation in this gene, being found in 15% of breast cancer and 4% of cancers overall. While novel drugs targeting PI3Kα have been approved, the lack of mutant selectivity of these therapeutics drives considerable on-target toxicity by inhibiting the normal version of this protein in various tissues. To address this challenge, OnKure is discovering and developing a portfolio of highly mutant-selective PI3Kα inhibitors with the goal of improving efficacy and safety with molecules that fully inhibit the mutant oncogene while sparing the wild-type enzyme in normal tissues. OKI-219 is a potential best-in-class, orally bioavailable, highly selective inhibitor of PI3KαH1047R with approximately 80-fold selectivity for the mutated form of the enzyme compared to wild-type. OnKure believes that the wild-type-sparing properties of OKI-219 should significantly improve the activity and safety relative to currently approved agents. OKI-219 is currently in Phase 1 of clinical development in solid tumor patients with PI3KαH1047R mutations, including breast cancer.

About the Proposed Merger

Pre-merger Reneo stockholders are expected to own approximately 31% of the combined company, and pre-merger OnKure stockholders are expected to own approximately 69% of the combined company, upon the closing of the merger, exclusive of the PIPE financing. The percentage of the combined company that each company’s former stockholders are expected to own may be adjusted based on Reneo’s net cash at closing.

The transaction has been unanimously approved by the board of directors of both companies and is expected to close in 2024, subject to customary closing conditions, including approval by the stockholders of each company.

Management and Organization

Following the merger, the combined company will be led by Nicholas Saccomano, Ph.D., President and Chief Executive Officer of OnKure, and other members of the OnKure management team. Reneo Pharmaceuticals will be renamed “OnKure Therapeutics, Inc.” and the corporate headquarters will be located in Boulder, CO. The merger agreement provides that the board of directors of the combined company will be composed of eight members, including six board members chosen by OnKure and two members from the legacy Reneo board.

Advisors

Leerink Partners is acting as exclusive financial advisor to Reneo for the transaction. Jones Day and Cooley LLP are serving as legal counsel for Reneo. Leerink Partners, Evercore ISI and LifeSci Capital are serving as the placement agents for the PIPE financing. Covington & Burling LLP is serving as legal counsel to the placement agents in connection with the PIPE financing. Oppenheimer & Co. is serving as capital markets advisor to OnKure. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal counsel to OnKure.

About Reneo Pharmaceuticals

Reneo is a pharmaceutical company historically focused on the development and commercialization of therapies for patients with rare genetic mitochondrial diseases, which are often associated with the inability of mitochondria to produce adenosine triphosphate.

About OnKure

OnKure, Inc. is a clinical-stage biopharmaceutical company focused on the discovery and development of best-in-class precision medicines that target biologically validated drivers of cancers that are underserved by available therapies. Using structure-based drug design portfolio, OnKure is building a pipeline of tumor-agnostic candidates that are designed to achieve optimal efficacy and tolerability. OnKure is currently developing OKI-219, a selective PI3KαH1047R inhibitor, as its lead program. OnKure aims to become a leader in targeting oncogenic PI3Kα and has multiple programs designed to enable best-in-class targeting of this key oncogene.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed business combination involving Reneo and OnKure , the concurrent PIPE financing and any related proposed transactions (collectively, the “Proposed Transactions”). Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “goal,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seem,” “seek,” “should,” “target,” “will,” “would,” and similar expressions that indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the Proposed Transactions; the combined company’s capitalization and the planned use of proceeds following the Proposed Transactions; the potential of, and plans and expectations regarding, the combined company’s product candidates; the expected executive officers and directors of the combined company; the development of the combined company’s current and future product candidates; the future operations of Reneo, OnKure and the combined company; and the commercial potential of the combined company’s product candidates, including any anticipated milestones.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Reneo’s and OnKure’s management and are not assurances as to actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances, many of which are outside of the control of Reneo and OnKure, are difficult or impossible to predict and will differ from assumptions underlying forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties, including, among other things: the risk that the conditions to the closing of the Proposed Transactions are not satisfied, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Reneo, OnKure or the combined company or that the approval of the stockholders of Reneo or OnKure is not obtained on the timeline expected, if at all; uncertainties as to the timing of the closing of the Proposed Transactions and the ability of each of Reneo and OnKure to consummate the Proposed Transactions; risks related to the ability of Reneo and OnKure to correctly estimate and manage their respective operating expenses and expenses associated with the Proposed Transactions pending the closing of the Proposed Transactions; risks associated with the possible failure to realize certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results; the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Proposed Transactions and any agreements entered into in connection therewith; the possible effect of the announcement, pendency or completion of the Proposed Transactions on Reneo’s or OnKure’s business relationships, operating results and business generally; the risk that as a result of adjustments to the exchange ratio, Reneo stockholders and OnKure stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Reneo’s common stock relative to the value suggested by the exchange ratio; unexpected costs, charges or expenses resulting from the Proposed Transactions; the potential for, and uncertainty associated with the outcome of, any legal proceedings that may be instituted against Reneo or OnKure or any of their respective directors or officers related to the Proposed Transactions; risks related to OnKure’s early stage of development; the uncertainties associated with OnKure’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; the significant net losses each of Reneo and OnKure has incurred since inception; the combined company’s ability to initiate and complete ongoing and planned preclinical studies and clinical trials and advance its product candidates through clinical development; the timing of the availability of data from the combined company’s clinical trials; the outcome of preclinical testing and clinical trials of the combined company’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; the combined company’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of the combined company’s product candidates; the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all; the combined company’s ability to attract, hire, and retain skilled executive officers and employees; the combined company’s ability to protect its intellectual property and proprietary technologies; the combined company’s reliance on third parties, contract manufacturers, and contract research organizations; the possibility that Reneo, OnKure or the combined company may be adversely affected by other economic, business, or competitive factors; risks associated with changes in applicable laws or regulations; those factors discussed in Reneo’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 under the heading “Item 1A. Risk Factors” and in Reneo’s other filings with the U.S. Securities and Exchange Commission (“SEC”); and other risks.

This press release also concerns product candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. Such product candidates are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

Additional Information and Where to Find It

The information herein does not purport to be all-inclusive or contain all the information that may be required to make a full analysis of Reneo, OnKure, the combined company or the Proposed Transactions. Readers should each make their own evaluation of Reneo and OnKure and of the relevance and adequacy of the information disclosed herein and made available elsewhere by Reneo and OnKure, as described below, and should make such other investigations as they deem necessary.

This press release may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, Reneo will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This press release is not a substitute for the Form S-4, the Proxy Statement or for any other document that Reneo may file with the SEC and/or send to Reneo’s stockholders in connection with the Proposed Transactions. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RENEO AND ONKURE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT RENEO, ONKURE, THE COMBINED COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Reneo with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Reneo with the SEC will also be available free of charge on Reneo’s website at www.reneopharma.com/investors or by contacting Reneo’s Investor Relations at investors@reneopharma.com.

Participants in the Solicitation

Reneo, OnKure and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Reneo’s stockholders with respect to the Proposed Transactions under the rules of the SEC. Information about the directors and executive officers of Reneo and their ownership of common stock of Reneo is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 28, 2024, as amended on April 26, 2024, including under the sections entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. To the extent the security holdings of directors and executive officers of Reneo have changed since the amounts described in this filing, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov. In addition, certain of Reneo’s executive officers are expected to provide consulting services to the combined company following the closing of the Mergers. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

OnKure and its directors and executive officers, which consist of R. Michael Carruthers, Isaac Manke, Ph.D., Andrew Phillips, Ph.D., who are the non-employee members of the OnKure board of directors, Nicholas A. Saccomano, Ph.D., OnKure’s President and Chief Executive Officer and a member of the OnKure board of directors, and Jason Leverone, OnKure’s Chief Financial Officer, may be deemed to be participants in the solicitation of proxies from Reneo stockholders in connection with the Proposed Transactions. In the Proposed Transactions, certain outstanding, unvested equity awards held by Dr. Saccomano will become fully vested. Following the closing of the Proposed Transactions, Dr. Saccomano and Mr. Leverone will be named the President and Chief Executive Officer and Chief Financial Officer, respectively, of Reneo. Additional information about the OnKure directors and executive officers, including their direct and indirect interests in Reneo, by security holdings or otherwise, will be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. That document can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to buy or subscribe for, any securities of Reneo or OnKure, nor is it a solicitation of any vote in any jurisdiction with respect to the Proposed Transactions or otherwise.

Contacts:

Danielle Spangler

Investor Relations

Reneo Pharmaceuticals, Inc.

dspangler@reneopharma.com

Investor Relations

OnKure, Inc.

investors@OnKure.com